Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP & Treasurer
(770) 418-8219
ir@asburyauto.com

 ASBURY AUTOMOTIVE GROUP ANNOUNCES RECORD
2015 FIRST QUARTER FINANCIAL RESULTS

Record first quarter EPS from continuing operations of $1.30 per diluted share, up 26% over prior year quarter EPS

Duluth, GA, April 21, 2015 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported income from continuing operations for the first quarter 2015 of $35.9 million, or $1.30 per diluted share, versus income from continuing operations in the first quarter 2014 of $31.5 million, or $1.03 per diluted share, a 26% increase per diluted share. There were no adjustments for either the first quarter of 2015 or 2014. Net income for the first quarter 2015 was $35.9 million, or $1.30 per diluted share, compared to $31.4 million, or $1.02 per diluted share in the prior year period.

First Quarter 2015 Operational Highlights (compared to the prior year period):

•	Total revenues increased 14% to $1.5 billion

•	Total gross profit up 11% with increases from all business lines

•	New vehicle retail revenues up 14%; gross profit up 9%

•	Used vehicle retail revenues up 14%; gross profit up 7%

•	Finance and insurance revenues up 15%

•	Parts and service revenue up 11%; gross profit up 13%

•	SG&A expense as a percent of gross profit improved 90 basis points to 68.5%

•	Operating margin of 4.7% remained the same

First Quarter 2015 Strategic Highlights:

•	Repurchased $102 million of common stock

•	Secured a $100 million mortgage real estate facility

“Asbury is pleased to announce another record first quarter EPS from continuing operations,” said Craig Monaghan, Asbury's President and Chief Executive Officer. “The overall automotive retail, service and lending environments remain strong. We will continue to execute our two part strategy: to drive operational excellence and to deploy capital to its highest returns.”
“Our current quarter results demonstrate, once again, the strength and diversity of our business model,” said Asbury's Executive Vice President and Chief Operating Officer, David Hult. “Although we experienced some weather related issues early in the quarter, we were able to drive growth across all of our business lines.”
The conference call will be simulcast live and can be accessed by logging onto www.asburyauto.com or www.ccbn.com.  A replay will be available at these sites for 30 days. In addition, a live audio of the call will be accessible to the public by calling (888) 523-1228 (domestic), or (719) 325-2281 (international); passcode - 2023700.  Callers should dial in approximately 5 to 10 minutes before the call begins. A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 2023700.

About Asbury Automotive Group, Inc.
 Asbury Automotive Group, Inc. (“Asbury”), a Fortune 500 company headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automotive retailers in the U.S.  Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 83 dealership locations, encompassing 104 franchises for the sale and servicing of 29 domestic and foreign brands of new vehicles.  We also operate 25 collision repair centers and three standalone used vehicle stores.  Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements
 This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, particularly upcoming maturities, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	For the Three Months Ended March 31,
	2015	2014
REVENUES:
New vehicle	$830.5	$726.0
Used vehicle	473.4	416.9
Parts and service	176.7	159.4
Finance and insurance, net	61.2	53.4
Total revenues	1,541.8	1,355.7
COST OF SALES:
New vehicle	780.9	680.6
Used vehicle	438.1	382.9
Parts and service	66.4	62.1
Total cost of sales	1,285.4	1,125.6
GROSS PROFIT	256.4	230.1
OPERATING EXPENSES:
Selling, general and administrative	175.7	159.8
Depreciation and amortization	7.3	6.3
Other operating expense, net	0.3	(0.2)
Income from operations	73.1	64.2
OTHER EXPENSES:
Floor plan interest expense	(3.9)	(3.0)
Other interest expense, net	(10.3)	(9.1)
Swap interest expense	(0.5)	(0.6)
Total other expenses, net	(14.7)	(12.7)
Income before income taxes	58.4	51.5
INCOME TAX EXPENSE	22.5	20.0
INCOME FROM CONTINUING OPERATIONS	35.9	31.5
DISCONTINUED OPERATIONS, net of tax	—	(0.1)
NET INCOME	$35.9	$31.4
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$1.31	$1.04
Discontinued operations	—	(0.01)
Net income	$1.31	$1.03
Diluted—
Continuing operations	$1.30	$1.03
Discontinued operations	—	(0.01)
Net income	$1.30	$1.02
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	27.5	30.4
Restricted stock	0.1	0.2
Performance share units	0.1	0.1
Diluted	27.7	30.7

New Vehicle-

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2015	2014
	(Dollars in millions, except for per vehicle data)
Revenue:
New vehicle revenue—same store(1)
Luxury	$303.3	$276.3	$27.0	10%
Mid-line import	373.1	344.7	28.4	8%
Mid-line domestic	113.7	105.0	8.7	8%
Total new vehicle revenue—same store(1)	790.1	726.0	64.1	9%
New vehicle revenue—acquisitions	40.4	—
New vehicle revenue, as reported	$830.5	$726.0	$104.5	14%
Gross profit:
New vehicle gross profit—same store(1)
Luxury	$21.9	$20.5	$1.4	7%
Mid-line import	18.0	18.1	(0.1)	(1)%
Mid-line domestic	7.1	6.8	0.3	4%
Total new vehicle gross profit—same store(1)	47.0	45.4	1.6	4%
New vehicle gross profit—acquisitions	2.6	—
New vehicle gross profit, as reported	$49.6	$45.4	$4.2	9%

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2015	2014
New vehicle units:
New vehicle retail units—same store(1)
Luxury	5,875	5,388	487	9%
Mid-line import	13,812	13,008	804	6%
Mid-line domestic	3,021	2,697	324	12%
Total new vehicle retail units—same store(1)	22,708	21,093	1,615	8%
Fleet vehicles	223	563	(340)	(60)%
Total new vehicle units—same store(1)	22,931	21,656	1,275	6%
New vehicle units—acquisitions	1,127	—
New vehicle units—actual	24,058	21,656	2,402	11%

New Vehicle Metrics-

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2015	2014
Revenue per new vehicle sold—same store(1)	$34,456	$33,524	$932	3%
Gross profit per new vehicle sold—same store(1)	$2,050	$2,096	$(46)	(2)%
New vehicle gross margin—same store(1)	5.9%	6.3%	(0.4)%	(6)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Used Vehicle-

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2015	2014
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)	$391.5	$367.3	$24.2	7%
Used vehicle retail revenues—acquisitions and new stores	27.7	—
Total used vehicle retail revenues	419.2	367.3	51.9	14%

Used vehicle wholesale revenues—same store(1)	51.4	49.6	1.8	4%
Used vehicle wholesale revenues—acquisitions and new stores	2.8	—
Total used vehicle wholesale revenues	54.2	49.6	4.6	9%
Used vehicle revenue, as reported	$473.4	$416.9	$56.5	14%
Gross profit:
Used vehicle retail gross profit—same store(1)	$33.3	$33.2	$0.1	—%
Used vehicle retail gross profit—acquisitions and new stores	2.1	—
Total used vehicle retail gross profit	35.4	33.2	2.2	7%

Used vehicle wholesale gross profit—same store(1)	0.1	0.8	(0.7)	(88)%
Used vehicle wholesale gross profit—acquisitions and new stores	(0.2)	—
Total used vehicle wholesale gross profit	(0.1)	0.8	(0.9)	(113)%
Used vehicle gross profit, as reported	$35.3	$34.0	$1.3	4%
Used vehicle retail units:
Used vehicle retail units—same store(1)	19,048	18,503	545	3%
Used vehicle retail units—acquisitions and new stores	1,419	—
Used vehicle retail units—actual	20,467	18,503	1,964	11%

Used Vehicle Metrics-

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2015	2014
Revenue per used vehicle retailed—same store(1)	$20,553	$19,851	$702	4%
Gross profit per used vehicle retailed—same store(1)	$1,748	$1,794	$(46)	(3)%
Used vehicle retail gross margin—same store(1)	8.5%	9.0%	(0.5)%	(6)%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Parts and Service-

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2015	2014
	(Dollars in millions)
Revenue:
Parts and service revenue—same store(1)	$172.6	$159.4	$13.2	8%
Parts and service revenues—acquisitions and new stores	4.1	—
Parts and service revenue, as reported	$176.7	$159.4	$17.3	11%

Gross profit:
Parts and service gross profit—same store(1)
Customer pay	$58.4	$56.0	$2.4	4%
Reconditioning and preparation	27.5	23.2	4.3	19%
Warranty	16.3	12.9	3.4	26%
Wholesale parts	5.2	5.2	—	—%
Total parts and service gross profit—same store(1)	107.4	97.3	10.1	10%
Parts and service gross profit—acquisitions and new stores	2.9	—
Parts and service gross profit, as reported	$110.3	$97.3	$13.0	13%
Parts and service gross margin—same store(1)	62.2%	61.0%	1.2%	2%
 _____________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net-

	For the Three Months Ended March 31,		Increase (Decrease)	% Change
	2015	2014
	(Dollars in millions, except for per vehicle data)

Finance and insurance, net—same store(1)	$57.3	$53.4	$3.9	7%
Finance and insurance, net—acquisitions and new stores	3.9	—
Finance and insurance, net as reported	$61.2	$53.4	$7.8	15%
Finance and insurance, net per vehicle sold—same store(1)	$1,365	$1,330	$35	3%
______________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

	For the Three Months Ended March 31,
	2015	2014
REVENUE MIX PERCENTAGES:
New vehicles	53.9%	53.6%
Used retail vehicles	27.1%	27.0%
Used vehicle wholesale	3.5%	3.7%
Parts and service	11.5%	11.8%
Finance and insurance, net	4.0%	3.9%
Total revenue	100.0%	100.0%
GROSS PROFIT MIX PERCENTAGES:
New vehicles	19.3%	19.7%
Used retail vehicles	13.8%	14.5%
Used vehicle wholesale	—%	0.3%
Parts and service	43.0%	42.3%
Finance and insurance, net	23.9%	23.2%
Total gross profit	100.0%	100.0%
SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	68.5%	69.4%

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures
(In millions)
(Unaudited)

	March 31, 2015	December 31, 2014	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$1.1	$2.9	$(1.8)	(62)%
New vehicle inventory	673.4	699.5	(26.1)	(4)%
Used vehicle inventory	153.0	141.7	11.3	8%
Parts inventory	44.1	44.8	(0.7)	(2)%
Total current assets	1,284.3	1,276.7	7.6	1%
Floor plan notes payable	777.6	766.8	10.8	1%
Total current liabilities	1,088.8	1,041.1	47.7	5%

CAPITALIZATION:
Long-term debt (including current portion)	$690.7	$707.4	$(16.7)	(2)%
Shareholders' equity	378.5	444.9	(66.4)	(15)%
Total	$1,069.2	$1,152.3	$(83.1)	(7)%

Brand Mix - New Vehicle Revenue by Brand-

	For the Three Months Ended March 31,
	2015	2014
Luxury
BMW	8%	9%
Mercedes-Benz	7%	8%
Lexus	7%	7%
Acura	5%	5%
Infiniti	4%	4%
Other luxury	6%	5%
Total luxury	37%	38%
Mid-Line Imports:
Honda	16%	18%
Nissan	12%	12%
Toyota	12%	12%
Other imports	5%	6%
Total imports	45%	48%
Mid-Line Domestic:
Ford	10%	8%
Dodge	3%	3%
Chevrolet	2%	2%
Other domestics	3%	1%
Total domestic	18%	14%
Total New Vehicle Revenue	100%	100%

Selling, General and Administrative Expense (“SG&A”)-

	For the Three Months Ended March 31,				Increase (Decrease)	% of Gross Profit Decrease
	2015	% of Gross Profit	2014	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$168.0	65.5%	$152.2	66.1%	$15.8	(0.6)%
Rent expense	7.7	3.0%	7.6	3.3%	0.1	(0.3)%
SG&A-total	$175.7	68.5%	$159.8	69.4%	$15.9	(0.9)%
Gross profit	$256.4		$230.1

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted income from continuing operations," "Adjusted diluted earnings per share ("EPS") from continuing operations," "Adjusted EBITDA," "Adjusted leverage ratio," and "Adjusted SG&A expense." Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

	For the Twelve Months Ended
	March 31, 2015	December 31, 2014
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$690.7	$707.4

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Income from continuing operations	$116.4	$112.0

Add:
Depreciation and amortization	27.4	26.4
Income tax expense	73.6	71.0
Swap and other interest expense	42.0	40.9
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$259.4	$250.3

Non-core items - expense:
Loss on extinguishment of long-term debt	31.9	31.9
Total non-core items	31.9	31.9

Adjusted EBITDA	$291.3	$282.2

Adjusted leverage ratio	2.4	2.5